Jacobs Announces Intention to Separate Critical Mission Solutions Business

Next Step in Strategic Portfolio Transformation to Unlock Enhanced Long-Term Shareholder Value

Creates a Streamlined Higher-Growth, Higher-Margin Business Portfolio Focused on Critical Infrastructure and Sustainability

Establishes CMS as a Leading, Pure-Play Government Services Provider

Separation Expected to be Effected Through Spin Off of CMS to Jacobs Shareholders

Company to Host Conference Call to Discuss Separation and Second Quarter Fiscal Year 2023 Results Today at 10:00 A.M. EDT

DALLAS, May 9, 2023 – Jacobs Solutions Inc. (NYSE: J) today announced that its Board of Directors has unanimously approved a plan to separate its Critical Mission Solutions (CMS) business from Jacobs, creating two independent companies, each positioned for greater success.

“Today’s announcement is a significant milestone in our long record of taking bold actions to drive value creation,” said Jacobs’ CEO Bob Pragada. “By separating CMS, we will streamline our business portfolio and transform Jacobs into a higher-growth, higher-margin company more closely aligned with key global mega trends and growth sectors. For the CMS business, the benefits from the separation are equally compelling. CMS has grown to be an industry leading government services provider with significant scale, differentiated services and deep client relationships. As an independent company, CMS will be better able to focus on its distinct strategy and operating needs, driving further momentum in its business. We believe the separation will create value for all stakeholders.”

Benefits of the Separation Transaction

As separate companies, Jacobs and the CMS business are expected to benefit from:

•Enhanced focus with the ability to pursue individualized strategies and operational initiatives specific to the industries in which they each operate
•Tailored capital allocation and structure, including equity, directed toward their respective growth opportunities and in line with industry-specific dynamics
•Strengthened ability to attract and retain top talent through incentive programs more closely aligned with individual business performance
•Investment profiles aligned with investor expectations and preferences for different market and business dynamics
•Proven leadership teams and dedicated employees delivering world-class services to clients

Two Leading Companies

Jacobs: Following the separation, Jacobs will continue to be a premier technology-enabled solutions provider focused on addressing the world’s most complex critical infrastructure and advanced manufacturing challenges. The streamlined portfolio will combine leading global capabilities in consulting, planning, engineering, design and program management with data science and technology-enabled expertise to deliver differentiated end-to-end solutions for primarily state, local and national governments and private sector clients throughout the world. The Company’s leading positions in the attractive water and environment, energy transition, transportation and advanced manufacturing sectors are each closely aligned with the Company’s three growth accelerators – Climate Response, Consulting and Advisory, and Data Solutions. Excluding the businesses to be separated, Jacobs generated approximately $10.5 billion in revenue in fiscal year 2022.

Critical Mission Solutions (CMS): CMS, which generated approximately $4.4 billion in revenue in fiscal year 2022, is a leading provider of technical consulting, applied science research, training, intelligent asset management and program management services to federal government agencies. CMS delivers mission-

critical technology-enabled solutions aligned to space, national security, nuclear remediation and 5G technology. CMS’s business benefits from a strong base of recurring, long-term enterprise contracts, where CMS’s distinctive capabilities and deep client relationships provide a competitive advantage.

Steve Arnette, EVP and President of CMS, will continue to lead CMS.

Separation Details

Jacobs is committed to maintaining an investment grade profile for Jacobs following the separation. The proposed capital structure, governance and other matters relating to CMS are still being determined and will be communicated at a later date.

Jacobs is targeting completing the separation in the second half of fiscal year 2024 through a distribution that is intended to be tax-free to Jacobs shareholders for U.S. federal income tax purposes. Completion of the separation transaction is subject to final approval by Jacobs’ Board of Directors and other customary conditions, including the receipt of a private letter ruling from the Internal Revenue Service, opinions from tax advisors and the filing and effectiveness of a registration statement with the U.S. Securities and Exchange Commission. Jacobs intends to provide updates on the separation as appropriate.

Fiscal Q2 2023 Earnings Results and Investor Conference Call

Jacobs will discuss the planned separation of the CMS business and its fiscal second quarter 2023 financial results, which were separately announced today, on a conference call/webcast scheduled today at 10:00 A.M. EDT, which it is webcasting live at https://invest.jacobs.com.

Advisors

Centerview Partners LLC and Perella Weinberg Partners LP are serving as financial advisors to Jacobs and Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

About Jacobs

At Jacobs, we're challenging today to reinvent tomorrow by solving the world's most critical problems for thriving cities, resilient environments, mission-critical outcomes, operational advancement, scientific discovery and cutting-edge manufacturing, turning abstract ideas into realities that transform the world for good. With approximately $15 billion in annual revenue and a talent force of more than 60,000, Jacobs provides a full spectrum of professional services including consulting, technical, scientific and project delivery for the government and private sectors. Visit jacobs.com and connect with Jacobs on LinkedIn, Twitter, Facebook and Instagram.

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In addition to historical information, this press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not directly relate to any historical or current fact. When used herein, words such as “expects,” “anticipates,” “believes,” “seeks,” “estimates,” “plans,” “intends,” “future,” “will,” “would,” “could,” “can,” “may,” “target,” “goal” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make concerning our plans to separate the CMS business through a spin-off that is intended to be tax-free to stockholders for U.S. federal income taxes purposes, the description of the CMS business following the separation, the timing of completion for the separation, our intent to maintain Jacobs’ investment grade credit profile, and the perceived benefits for both Jacobs and CMS to be derived from the separation. Although such statements are based on management’s current estimates and expectations, and/or currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain, and you should not place undue reliance on such statements as actual results may differ materially. We caution the reader that there are a variety of risks, uncertainties and other factors which could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements. Such factors include uncertainties as to the structure and timing of the separation of the CMS business, the possibility that closing conditions for a separation transaction may not be satisfied or waived, the impact of the separation on Jacobs and the CMS businesses if the separation is completed, the possibility that the separation may not qualify for the expected tax treatment, the risk that any consents or approvals required in connection with the separation may not be received, the risk that the separation may be more difficult, time-consuming or costly than expected, the possibility that we may not retain key employees while the separation is pending or after it is completed, as well as other factors related to our business, such as competition from existing and future competitors in our target markets, our ability to achieve the cost-savings and synergies contemplated by our recent acquisitions within the expected time frames or to achieve them fully and to successfully integrate acquired businesses while retaining key personnel, the impact of any pandemic, and any resulting economic downturn on our results, prospects and opportunities, measures or restrictions imposed by governments and health officials in response to such pandemic, the timing of the award of projects and funding and potential changes to the amounts provided for, under the Infrastructure Investment and Jobs Act, financial market risks that may affect the Company, including by affecting the Company's access to capital, the cost of such capital and/or the Company's funding obligations under defined benefit pension and postretirement plans, as well as general economic conditions, including inflation and the actions taken by monetary authorities in response to inflation, changes in interest rates and foreign currency exchange rates, changes in capital markets, the impact of a possible recession or economic downturn on our results, prospects and opportunities, and geopolitical events and conflicts, among others. The impact of such matters includes, but is not limited to, the possibility that we will not complete the spin-off transaction. The foregoing factors and potential future developments are inherently uncertain, unpredictable and, in many cases, beyond our control. For a description of these and additional factors that may occur that could cause actual results to differ from our forward-looking statements, see those listed and discussed in Item 1A, Risk Factors included in our 2022 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. We undertake no obligation to release publicly any revisions or updates to any forward-looking statements. We encourage you to read carefully the risk factors, as well as the financial and business disclosures contained in our 2022 Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and in other documents we file from time to time with the United States Securities and Exchange Commission.

Contacts

Investors
Jonathan Evans, Vice President, Investor Relations and Corporate Development: +1 (214) 583-8407

Media
Louise White, Vice President, Corporate Communications: +1 (469) 724-0810